UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2019

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue (P.O. Box 976) Rosemead, California 91770 (Address of principal executive offices)	2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-2222 (Registrant's telephone number, including area code)	(626) 302-1212 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                          ☐

Item  5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On March 19, 2019, Edison International (EIX) and Southern California Edison Company (SCE) Director Brett White notified EIX and SCE that he will not stand for re-election to the EIX and SCE Boards of Directors at the Annual Meeting of Shareholders to be held on April 25, 2019 for reasons related to his duties as Chairman and Chief Executive Officer of Cushman & Wakefield.

Mr. White informed EIX and SCE that his increased responsibilities as Chairman and Chief Executive Officer of Cushman & Wakefield, which became a public company in 2018, make it difficult to continue to devote the time required to effectively serve on the Boards.  Following the company’s initial public offering, Mr. White extended his employment agreement with Cushman & Wakefield through 2021. He identified his role as CEO of a newly public company headquartered in Chicago, an increase in international travel, regular participation in industry and investor events, and other demands on his time that create potential conflicts with EIX and SCE Board meetings as specific factors in his decision.  Cushman & Wakefield’s Lead Director requested that Mr. White not serve on an outside public company board at this time.  Mr. White’s decision not to stand for re-election did not involve any disagreement on any matter relating to the Company’s operations, policies or practices.

Mr. White joined the EIX and SCE Boards in 2007.  He served as Lead Director from April 2014 to September 2016.  He has served on the Compensation and Executive Personnel Committee throughout his almost 12 years of service on the Board, including five years as Chair of the Committee.  He has served on the Nominating/Corporate Governance Committee for 11 years.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: March 20, 2019

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: March 20, 2019